UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 16, 2024
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Event
On September 16th, 2024, Harte Hanks, Inc. (the “Company”) issued a press release announcing the planned departure of Kelly Waller as the Company’s Senior Vice President of Sales and Marketing. On this same date the Company announced the appointment of Jason Chapman as a consultant to serve in the role as interim head of sales until a permanent replacement is retained.
Jason Chapman is an experienced sales professional having worked for renowned organizations such as Bain & Company, SAP SE, Skillsoft, and most recently, Infor.

Mr. Chapman holds an MBA from MIT Sloan School of Management and a bachelor’s degree from Williams College.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description

99.1	Press Release of the Company dated September 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: September 16, 2024	By:	/s/ Robert Wyman
Robert Wyman General Counsel